Other long-term debt	12 Months Ended
Dec. 31, 2022
Other Long-term Debt
Other long-term debt

15.	Other long-term debt

Upon the acquisition of Addicting Games (Note 5), the Company obtained a USD $150,000 United States of America Small Business Administration loan (“SBA Loan”). The SBA Loan has a term which is thirty years from the date of the initial advance, expiring July 2, 2050. The SBA loan bears interest at 3.75% per annum, is repayable in monthly installment payments until maturity of USD $731, which includes principal and interest, the remaining outstanding principal amount will be repaid on July 2, 2050. The SBA Loan is secured by Addicting Games’ assets.

The SBA Loan was included in Addicting Games’ identifiable net assets acquired at an initial fair value of $144,948 based on a discounted valuation using a 7.10% discount rate. The SBA Loan is being amortized at an effective interest rate of 7.10%.

The following table shows the movement of the SBA Loan during the year:

Amount

Balance, January 1, 2021	$-
Initial fair value of other long-term debt (Note 5)	144,948
Accretion	3,424
Payments	(5,561)
Effect of movement in exchange rates	4,634
Balance, December 31, 2021	$147,445
Accretion	11,089
Payments	(12,871)
Effect of movement in exchange rates	10,072
Balance, December 31, 2022	155,735
Current portion of other long-term debt	10,891
Other long-term debt	$144,844